Press Release – For Immediate Release

January 22, 2013

CCFNB Bancorp, Inc. Reports Fourth Quarter 2012 Earnings

Bloomsburg, PA – CCFNB Bancorp, Inc. (OTC: CCFN), parent company of First Columbia Bank & Trust Co., has released its unaudited financial statements for the fourth quarter of 2012.

Net income, as reported under U.S. Generally Accepted Accounting Principles, for the year ended December 31, 2012 was $7,153,000 compared to $6,776,000 for the same period in 2011. Earnings per share for the year ended December 31, 2012 and 2011 were $3.25 and $3.05, respectively. Annualized return on average assets and return on average equity were 1.15% and 9.71% for the year ended December 31, 2012 as compared to 1.09% and 9.68% for the same period of 2011.

The net interest margin, tax effected, on interest earning assets was 3.49% as of December 31, 2012 as compared to 3.52% as of December 31, 2011.

Total assets decreased $17.0 million to $607.7 million at December 31, 2012 from $624.7 million at December 31, 2011. Since the end of 2011, net loans increased $17.5 million, an increase of 5.1%. As of December 31, 2012 loans held for sale increased $5.6 million to $10.8 million. Total deposits decreased $19.4 million while short term borrowings increased $5.7 million since the end of 2011.

When compared to December 31, 2011, Stockholders’ equity, excluding accumulated other comprehensive income, has increased $3.3 million to $72.5 million as of December 31, 2012. The current level of stockholders’ equity equated to a book value per share of $34.12 at December 31, 2012 as compared with $32.28 as of December 31, 2011. During the year ended December 31, 2012 cash dividends of $1.30 per share were paid to stockholders compared to $1.24 for the same period of 2011. The current dividend represents an increase of 4.8% as compared to 2011 amounts. CCFNB Bancorp, Inc. remains well capitalized, with an equity-to assets ratio of 12.3 % as compared to 11.4 % as of December 31, 2011.

Note: This press release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Actual results and trends could differ materially from those set forth in such statements due to various factors. These factors include operating, legal and regulatory risks; changing economic and competitive conditions and other risks and uncertainties.

CCFNB Bancorp, Inc.
Consolidated Balance Sheets
(In Thousands)	December 31,
	2012	2011

ASSETS
Cash and due from banks	$10,391	$9,632
Interest-bearing deposits in other banks	10,146	26,699
Federal funds sold	2,054	1,845
Total cash and cash equivalents	22,591	38,176
Investment securities, available for sale, at fair value	170,444	196,345
Restricted securities, at cost	3,355	2,900
Loans held for sale	10,824	5,164
Loans, net of unearned income	363,941	345,674
Less: Allowance for loan losses	6,186	5,383
Loans, net	357,755	340,291
Premises and equipment, net	11,935	11,740
Accrued interest receivable	1,592	1,328
Cash surrender value of bank-owned life insurance	14,975	14,413
Investment in limited partnerships	1,413	1,455
Intangible Assets:
Core deposit	1,203	1,639
Goodwill	7,937	7,937
Prepaid FDIC assessment	864	1,146
Other assets	2,833	2,143
TOTAL ASSETS	$607,721	$624,677

LIABILITIES
Interest-bearing deposits	$382,133	$397,045
Noninterest-bearing deposits	80,895	85,334
Total deposits	463,028	482,379
Short-term borrowings	64,026	58,288
Long-term borrowings	4,112	6,118
Accrued interest payable	333	497
Other liabilities	1,686	5,980
TOTAL LIABILITIES	533,185	553,262

STOCKHOLDERS' EQUITY
Common stock, par value $1.25 per share; authorized
15,000,000 shares, issued 2,315,646 shares in 2012
and 2,300,987 shares in 2011	2,894	2,876
Surplus	28,931	28,421
Retained earnings	44,713	40,418
Accumulated other comprehensive income	2,046	2,260
Treasury stock, at cost; 129,900 shares in 2012 and 88,900 shares
in 2011	(4,048)	(2,560)
TOTAL STOCKHOLDERS' EQUITY	74,536	71,415
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$607,721	$624,677

CCFNB Bancorp, Inc.
Consolidated Statements of Income
(Unaudited)

	For the Three Months Ended		For the Year Ended
(In Thousands, Except Per Share Data)	December 31,		December 31,
	2012	2011	2012	2011
INTEREST AND DIVIDEND INCOME
Interest and fees on loans:
Taxable	$4,197	$4,327	$17,122	$17,554
Tax-exempt	273	288	1,108	1,141
Interest and dividends on investment securities:
Taxable	738	1,083	3,587	5,121
Tax-exempt	184	158	701	571
Dividend and other interest income	16	14	64	52
Federal funds sold	1	-	2	1
Deposits in other banks	15	19	59	68
TOTAL INTEREST AND DIVIDEND INCOME	5,424	5,889	22,643	24,508

INTEREST EXPENSE
Deposits	672	1,008	3,119	4,558
Short-term borrowings	49	83	213	316
Long-term borrowings	29	40	136	159
Junior subordinate debentures	-	17	-	93
TOTAL INTEREST EXPENSE	750	1,148	3,468	5,126

NET INTEREST INCOME	4,674	4,741	19,175	19,382

PROVISION FOR LOAN LOSSES	470	380	835	820
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	4,204	4,361	18,340	18,562

NON-INTEREST INCOME
Service charges and fees	368	388	1,478	1,660
Gain on sale of loans	551	316	1,759	871
Earnings on bank-owned life insurance	123	96	504	414
Brokerage	110	76	441	284
Trust	220	216	687	771
Investment security losses	(19)	(106)	(36)	(103)
Gain on sale of premises and equipment	-	-	-	489
Interchange fees	267	258	1,050	949
Other	282	259	1,093	1,005
TOTAL NON-INTEREST INCOME	1,902	1,503	6,976	6,340

NON-INTEREST EXPENSE
Salaries	1,700	1,629	6,582	6,508
Employee benefits	182	90	1,661	1,706
Occupancy	265	238	1,048	1,045
Furniture and equipment	326	316	1,191	1,271
State shares tax	152	151	637	596
Professional fees	156	154	644	618
Director's fees	65	42	257	263
FDIC assessments	79	79	318	384
Telecommunications	78	62	263	284
Amortization of core deposit intangible	109	126	435	554
Automated teller machine and interchange	127	172	625	660
Other	648	542	2,161	1,921
TOTAL NON-INTEREST EXPENSE	3,887	3,601	15,822	15,810

INCOME BEFORE INCOME TAX PROVISION	2,219	2,263	9,494	9,092
INCOME TAX PROVISION	527	565	2,341	2,316
NET INCOME	$1,692	$1,698	$7,153	$6,776

EARNINGS PER SHARE	$0.77	$0.77	$3.25	$3.05
CASH DIVIDENDS PER SHARE	$0.33	$0.31	$1.30	$1.24
WEIGHTED AVERAGE SHARES OUTSTANDING	2,196,285	2,217,760	2,200,234	2,224,455

	Quarter Ended

(Dollars in Thousands, Except Per Share Data)	12/31/2012	9/30/2012	6/30/2012	3/31/2012	12/31/2011

Operating Highlights

Net income	$1,692	$1,764	$1,879	$1,818	$1,698
Net interest income	4,674	4,836	4,894	4,771	4,741
Provision for loan losses	470	305	30	30	380
Non-interest income	1,902	1,778	1,702	1,594	1,503
Non-interest expense	3,887	3,972	4,052	3,911	3,601

Financial Condition Data:

Total assets	$607,721	$644,093	$613,819	$631,223	$624,677
Loans, net	357,755	351,323	348,820	338,497	340,291
Intangibles	9,140	9,249	9,358	9,467	9,576
Total deposits
Noninterest-bearing	$80,895	$83,017	$77,963	$81,828	$85,334
Savings	78,833	74,492	75,296	76,120	72,865
NOW	75,666	74,442	78,079	79,987	74,811
Money Market	43,840	50,417	47,296	46,090	44,104
Time Deposits	183,794	207,292	200,534	199,151	205,265
Total interest-bearing deposits	382,133	406,643	401,205	401,348	397,045
Core deposits*	279,234	282,368	278,634	284,025	277,114

Selected Ratios

Net interest margin(YTD)	3.49%	3.52%	3.55%	3.47%	3.52%
Annualized return on average assets	1.15%	1.17%	1.20%	1.17%	1.09%
Annualized return on average equity	9.71%	9.96%	10.19%	10.10%	9.68%

Capital Ratios

Total risk-based capital ratio	19.75%	19.86%	19.63%	18.81%	18.17%
Tier 1 capital ratio	18.48%	18.61%	18.37%	17.53%	16.92%
Leverage ratio	10.36%	10.15%	10.20%	9.89%	9.61%

Asset Quality Ratios

Non-performing assets	$4,074	$4,213	$4,583	$5,298	$5,240
Allowance for loan losses	6,186	5,694	5,429	5,419	5,383
Allowance for loan losses to total loans	1.65%	1.58%	1.52%	1.56%	1.54%
Allowance for loan losses to
non-performing loans	151.81%	132.82%	118.47%	104.20%	102.80%

Per Share Data

Earnings per share	$0.77	$0.80	$0.86	$0.82	$0.77
Dividend declared per share	0.33	0.33	0.33	0.31	0.31
Book value	34.12	33.87	33.31	32.75	32.28
Common stock price:
Bid	$36.60	$35.70	$35.05	$35.40	$32.00
Ask	37.00	39.00	35.40	35.65	37.50
Weighted average common shares	2,196,285	2,197,306	2,201,890	2,206,959	2,217,760

* Core deposits are defined as total deposits less time deposits